UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2017

comScore, Inc.
(Exact name of registrant as specified in charter)

Delaware	001–33520	54–1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
As previously announced, on May 31, 2017 at 8:30 a.m. Eastern Time comScore, Inc. (the “Company”) will provide a routine investor update with respect to the Company’s first quarter 2017 activities. The investor update will be available through a webcast on the Company’s website, www.comscore.com, and can be accessed at http://ir.comscore.com/events.cfm.
A copy of the related investor presentation is furnished as Exhibit 99.1 hereto. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
The information set forth above under Item 2.02 is incorporated herein by reference.
This Form 8-K and exhibits hereto include statements that may constitute “forward-looking statements,” including with respect to expectations as to opportunities for the Company, including new product lines, customers, markets and partnerships; expectations as to the strength of the Company’s business, including the growth and composition of the Company’s customer base and renewal rates; expectations regarding the Company’s products, including regarding new releases and features, their quality relative to competitors, customer adoption and the potential benefits of particular products; expectations regarding the strategic and economic benefits of certain strategic relationships and initiatives; expectations as to the financial effects of the Company’s merger with Rentrak Corporation and other strategic transactions; estimates regarding forecasts of future financial performance including related growth rates and assumptions; and expectations as to the timeline for completion of the Company’s financial re-audit process and the impact on historical financial information. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that these forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to, the difficulty of predicting the timing of the completion of the Company’s financial re-audit, its impact on the Company’s historical financial information, and the timing of the related filings, costs, risks and uncertainties associated with the re-audit and the related Audit Committee investigation, as well as those risk factors contained in the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015 and other filings the Company makes from time to time with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s web site (http://www.sec.gov ). The Company does not undertake any obligation to update this Current Report on Form 8-K or any forward-looking statements to reflect events, circumstances or new information after the filing of this report, or to reflect the occurrence of unanticipated events.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated May 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ David I. Chemerow
David I. Chemerow
Chief Financial Officer
Date: May 31, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated May 31, 2017